                              Attachment to Form 3A

        Pursuant to Instruction 5(b)(v) of the General Instructions to Form 3A
this Form 3A is also being filed on behalf of the Reporting Persons set forth below. All of the information set forth in the attached Form 3A for Michael A.
Krupka is the same for the Reporting Persons set forth below unless otherwise noted.

                         TABLE II: Derivative Securities
--------------------------------------------------------------------------------
                                                        Ownership
                                                         Form of
                                                        Derivative    Nature of
                                             Amount or   Security:    Indirect
                                             Number of  Direct (D)or Beneficial
  Name and Address of Reporting Person        Shares     Indirect(I)  Ownership
--------------------------------------------------------------------------------
Bain Capital Venture Fund 2001, L.P.        17,337,891       D
--------------------------------------------------------------------------------
Bain Capital Venture Partners, L.P.         17,337,891       I          (3) (4)
--------------------------------------------------------------------------------
Bain Capital Venture Investors, LLC         20,173,844       I          (3) (4)
--------------------------------------------------------------------------------
Bain Capital Investors, LLC                  2,835,953       I          (3) (5)
--------------------------------------------------------------------------------
BCIP Associates II                           2,399,526       I          (3) (5)
--------------------------------------------------------------------------------
BCIP Associates II-B                           436,427       I          (3) (5)
--------------------------------------------------------------------------------

                                        Signature of Reporting Persons:

                                        BAIN CAPITAL VENTURE INVESTORS, LLC for
                                        itself, on behalf of itself in its
                                        capacity as general partner of Bain
                                        Capital Venture Partners, L.P., in its
                                        capacity as general partner of Bain
                                        Capital Venture Fund 2001, L.P.

                                        By: /s/ Michael A. Krupka
                                            ------------------------------------
                                        Name: Michael A. Krupka
                                        Title: Managing Director

                                        BCIP Associated II
                                        BCIP Associates II-B
                                        By: Bain Capital Investors, LLC
                                            their Managing Partner
                                        By: Bain Capital Venture Investors, LLC
                                            its Attorney-in-Fact

                                        By: /s/ Michael A. Krupka
                                            ------------------------------------
                                        Name: Michael A. Krupka
                                        Title: Managing Director

                                        By: /s/ Michael A. Krupka
                                            ------------------------------------
                                            Michael A. Krupka